UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 25, 2013

Rambus Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1050 Enterprise Way, Suite 700, Sunnyvale, California 94089
(Address of principal executive offices, including ZIP code)

(408) 462-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of April 25, 2013, the Board of Directors of Rambus Inc. (“Rambus”) approved an Amended and Restated Bylaws of Rambus (the “Bylaws”).  Sections 2.3 and 2.15 of the Bylaws were amended to revise and clarify the Company’s advanced notice procedures, including the requirements that stockholders must satisfy in order to validly nominate directors for election at, and to propose other business intended to be brought before, stockholder meetings.

As amended, the Bylaws establish an advance notice procedure for proposals that a stockholder wants to have brought before a stockholder meeting.  Except for proposals properly made in accordance with Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, that are to be included in the Company’s proxy statement and are further discussed below, stockholder proposals to be presented must be timely received in accordance with the following deadlines:

To be timely, a stockholder proposal must be received by the Company’s corporate Secretary at the principal executive offices of the Company not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting.  However, if no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s  annual meeting, then notice must be received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting, or the tenth day following the day on which public announcement of the date of such annual meeting is first made. Stockholder proposals to be presented at our 2014 Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company’s principal executive offices not earlier than December 30, 2013 nor later than January 29, 2014.

Any notice must contain specific information concerning the matters to be brought before the meeting and must be given in proper written form.  To be in proper written form, a stockholder’s notice to the Secretary of the Company shall set forth as to each matter of business the stockholder intends to bring before the annual meeting (i) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of the stockholder(s) proposing such business and any “stockholder associated person” (as defined in the Bylaws), (iii) the class and number of shares of the Company which are held of record or are beneficially owned by the stockholder(s) or any stockholder associated person and any derivative positions held or beneficially held by the stockholder or any stockholder associated person, (iv) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder(s) or any stockholder associated person with respect to any securities or the Company, and a description of any other similar agreement, arrangement or understanding, the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any stockholder associated person with respect to any securities of the corporation, (v) any material interest of the stockholder(s) or stockholder associated person in such business and (vi) a statement whether such stockholder(s) or stockholder associated person will deliver a proxy statement and form of proxy to the Company’s stockholders representing at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal. In addition, to be in proper written form, a stockholder’s notice to the Secretary of the Company must be supplemented not later than five days following the record date to disclose the information contained in clauses (iii) and (iv) in this paragraph as of the record date.

Alternatively, if a stockholder proposal is intended to be included in the Company’s proxy statement for our 2014 Annual Meeting of Stockholders it must satisfy SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and be received not later than November 15, 2013.

A copy of the amendments to the Bylaws is attached hereto as Exhibit 3.1 and is incorporated by reference herein.  The procedures described above are currently effective and replace the procedures for advance notice described in the Company’s proxy statement for the 2013 annual meeting of stockholders.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On April 25, 2013, Rambus held its 2013 Annual Meeting of Stockholders. There were 111,635,003 shares issued, outstanding and eligible to vote at the meeting as of the record date of February 25, 2013, of which 97,195,401 shares were represented at the meeting, constituting 87.06% of the outstanding shares entitled to vote. The proposals considered at the meeting are described in detail in the Company’s 2013 Proxy Statement. The proposal voted upon at the meeting and the vote with respect to each such matter are set forth below:

(i) Election of four Class II directors for a term of two years expiring in 2015, except for Mr. Shrigley who has been re-designated as a Class I effective as of the conclusion of the Annual Meeting of Stockholders:
Name	For	Against	Abstain	Broker Non-Votes
Ronald Black	61,829,081	485,240	2,583,257	32,297,823
Penelope Herscher	60,075,947	1,646,944	3,174,687	32,297,823
David Shrigley	60,998,740	1,314,981	2,583,857	32,297,823
Eric Stang	60,982,123	1,177,808	2,737,647	32,297,823

(ii) Advisory vote on executive compensation:

For: 59,198,045	Against: 5,278,270	Abstentions: 421,263	Broker Non-Votes: 32,297,823

(iii) Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the period ending December 31, 2013:

For: 94,299,782	Against: 2,188,392	Abstentions: 707,227	Broker Non-Votes: 0

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated Bylaws of Rambus Inc. dated April 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2013	Rambus Inc.

/s/ Satish Rishi
Satish Rishi, Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
3.1	Amended and Restated Bylaws of Rambus Inc. dated April 25, 2013.